UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-2809
                                   811-10095

Name of Fund: Merrill Lynch Small Cap Value Fund, Inc.
              Master Small Cap Value Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
         Small Cap Value Fund, Inc. and Master Small Cap Value Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 03/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Small Cap Value
                                        Fund, Inc.

Annual Report
March 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Small Cap Value Fund, Inc.

Portfolio Information as of March 31, 2004 (unaudited)

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Parametric Technology Corporation ...................................    2.5%
Tech Data Corporation ...............................................    2.2
Foot Locker, Inc. ...................................................    2.2
CNF Transportation Inc. .............................................    2.2
Protective Life Corporation .........................................    2.1
Triumph Group, Inc. .................................................    1.8
WebMD Corporation ...................................................    1.7
GrafTech International Ltd. .........................................    1.6
Convergys Corporation ...............................................    1.5
Allied Waste Industries, Inc. .......................................    1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Specialty Retail ....................................................    6.4%
Commercial Banks ....................................................    6.3
Software ............................................................    6.3
Electronic Equipment & Instruments ..................................    5.9
Oil & Gas ...........................................................    4.1
--------------------------------------------------------------------------------
* For Trust compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


2       MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

A Letter From the President

Dear Shareholder

Equity markets produced positive results for the most recent six-month and 12-month reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +14.08% and +35.12% for the six-month and 12-month periods ended March 31, 2004, respectively.

The U.S. economy has benefited from significant fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these positive developments have led the way to continued improvements in corporate earnings -- a positive for stock markets. For the period ended March 31, 2004, the Federal Reserve Board maintained its accommodative policy stance, although with a strengthening economy it is likely to be nudging interest rates upward in the coming months.

As the economic cycle continues to mature, patterns in equity markets tend to emerge. True to historic precedent, the smaller and more volatile stocks provided the best results coming off of the 2000 - 2002 bear market bottom, partly because they were among the most downtrodden. Given the cyclical nature of the markets, larger-capitalization and higher-quality stocks may be the next beneficiaries as the economic surge gives way to more moderate and sustainable growth.

The events and efforts of the past year leave us with a much stronger economy today. With all of this in mind, we believe it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy designed to perform through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director/Trustee


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004         3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      For the fiscal year ended March 31, 2004, Merrill Lynch Small Cap Value Fund delivered its best absolute performance in more than two decades.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended March 31, 2004, Merrill Lynch Small Cap Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +57.20%, +56.07%, +56.00%, +57.61% and +57.09%, respectively.
(Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) For the same period, the unmanaged benchmark Russell 2000 Index returned +63.83% and the Lipper Small Cap Value Funds category posted an average return of +60.85%. (Funds in this Lipper category seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index.)

Despite the strong fiscal year performance, relative results were hindered by our average cash holdings of about 6% in a sharply rising equity environment. The median market cap of about $1.0 billion for the Fund's holdings also dampened relative performance in an environment that favored companies with market caps below $500 million. Both the Russell 2000 Index and the Lipper Small Cap Value category include a number of small and micro cap issues. Nonetheless, the Fund achieved record absolute returns while moderating the overall level of risk in the portfolio.

What changes were made to the portfolio during the period?

The portfolio was aggressively positioned at the beginning of the period, and more defensively positioned at the close on March 31, 2004. Early last year, entire sectors looked appealing based on the prevailing valuation metrics. Many stocks then satisfied our valuation criteria, since they were trading near the low end of their historical valuation ranges. In the current environment, however, we are finding fewer opportunities and must be more selective. Last year, in a sharply rising stock market, assuming greater market risk paid off. This year, we prefer to assume stock-specific risk in special situations where we have done extensive fundamental research, and limit market risk by trimming high-beta stocks where returns are closely tied to the overall performance of the stock market. We believe this may help to mitigate the level of risk in the portfolio.

When selecting new stocks, we initiate discussions with company management teams to understand their operating strategy. Many of our recent purchases involved situations where there is a turnaround, a corporate restructuring or an overhaul of the executive management team. We seek to identify company-specific catalysts that could cause the shares to move higher in the months ahead.

Regarding sector positioning, we made several changes during the year. The Fund's technology stock holdings returned more than 90% on average during the 12-month period, versus the average return of about 81% for technology stocks in the Russell 2000 Index. On the heels of this strong performance, we aggressively trimmed the Fund's technology holdings to keep the sector at approximately the same portfolio weight throughout the year. In the software industry, for example, share prices rose dramatically and we scaled back our investments. Despite our continued selling, the portfolio's weighting in software was roughly unchanged at approximately 6% as of March 31, 2004.


4       MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Many recent additions to the portfolio have been in the distribution industry. We added Anixter International Inc., a distributor of specialty wire and cable products, Ingram Micro Inc., a leading distributor of computers and related products, and CommScope, Inc., a provider of networking products. We also initiated holdings in telecommunications-related areas, including shares of DSP Group Inc., a designer of digital signal processing chips, and Tellabs Inc., a vendor of telecommunications equipment.

The addition of telecommunication equipment stocks is a fairly recent portfolio change. The portfolio had essentially no exposure to these stocks over the past few years. This change of strategy is based on our belief that capital spending for telecommunications equipment is in the early stages of a rebound. We believe that spending on telecommunication equipment could surpass the high end of analysts' estimates, and we favor stocks with solid balance sheets that are, in most cases, profitable. Generally speaking, they are not providers of cutting-edge technology, but rather are companies positioned to take advantage of improved spending on legacy equipment where upgrades have been neglected for a long time.

How would you characterize the portfolio's position at the close of the period?

As of March 31, 2004, the portfolio was underweight in the consumer discretionary sector. We believe that rapid growth in consumer spending has largely run its course and is now likely to wane with the anticipated slowdown in mortgage-refinancing activity. By contrast, the portfolio was slightly overweight at period end in consumer staples, where stock valuation levels are more favorable in our view.

We retained the portfolio's underweight position in financial services stocks during the 12-month period because few financial stocks are trading near the low end of their historical valuation ranges, and many financials that are at low valuations have credit-quality issues. Despite our relative underexposure in this area, the portfolio's financial services stocks performed extremely well during the fiscal period. One of our largest investments in shares of Knight Trading Group, Inc., a market maker of Nasdaq and over-the-counter securities, more than doubled in value during the period.

The portfolio continues to hold selected investments in insurers, broker/dealers, asset management firms, and a basket of regional banks and thrifts that should benefit from any further industry consolidation. The portfolio was modestly overweight in technology stocks at period end, but still below previous high levels of ownership. Holdings in information technology are well balanced, with an emphasis on distribution stocks. Significant positions include Tech Data Corporation, a full-line distributor of computers and related products, and Anixter International, a distributor of specialty wire and cable. We believe these companies will benefit from improved technology spending. They also have attractive earnings prospects and reasonable valuation levels in our view.

Looking ahead, how would you characterize the environment for small cap stocks?

Several factors support our continued positive outlook for small cap stocks. Typically, micro-capitalization stocks lead in the early stages of a market rebound. As the economic recovery broadens, small and mid cap stocks usually follow. Small cap stocks have not rallied as sharply as micro caps over the past year, and they presently appear more attractive on price-to-earnings and price-to-book-value ratios. Another factor supporting our favorable view is the prospect of increased merger-and-acquisition activity, which has propelled small cap stocks higher in past economic cycles. Companies have restructured and strengthened their balance sheets. Cash flow is at historically high levels, and management teams now have the resources to pursue takeovers. Interest rates are another positive factor.

Recent mutual fund flows also provide support, with small cap mutual funds continuing to receive inflows. The positive flow of assets into small cap funds could cause money managers to seek attractively valued opportunities, pushing stock prices still higher.

R. Elise Baum
Vice President and Portfolio Manager

April 13, 2004


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004         5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                 10-Year/
                                                           6-Month           12-Month        Since Inception
As of March 31, 2004                                    Total Return       Total Return       Total Return
===============================================================================================================
ML Small Cap Value Fund, Inc. Class A Shares*              +21.22%            +57.20%            +302.94%
---------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class B Shares*              +20.79             +56.07             +284.92
---------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class C Shares*              +20.78             +56.00             +274.15
---------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class I Shares*              +21.41             +57.61             +326.57
---------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class R Shares*              +21.08             +57.09             + 53.79
---------------------------------------------------------------------------------------------------------------
Russell 2000 Index**                                       +21.69             +63.83     +169.88/+165.95/+62.43
---------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are for 10 years for Class B & Class I Shares, from 10/21/94 for Class A & Class C Shares and from 2/04/03 for Class R Shares.
** An unmanaged broad-based Index comprised of small-capitalization common stocks. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 2/04/03, respectively.


6       MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Total Return Based on a $10,000 Investment--Class A & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Russell 2000 Index. Values are from October 21, 1994 to March 2004.

                                      10/21/94**       3/95            3/96             3/97              3/98             3/99
ML Small Cap Value
Fund, Inc.+--Class A Shares*          $ 9,475          $ 9,961         $11,880          $13,945           $19,913          $15,458

ML Small Cap Value
Fund, Inc.+--Class C Shares*          $10,000          $10,482         $12,405          $14,438           $20,463          $15,760

Russell 2000 Index++                  $10,000          $10,398         $13,419          $14,104           $20,030          $16,774

                                      3/00             3/01            3/02             3/03              3/04
ML Small Cap Value
Fund, Inc.+--Class A Shares*          $24,265          $25,748         $33,773          $24,287           $38,179

ML Small Cap Value
Fund, Inc.+--Class C Shares*          $24,529          $25,827         $33,635          $23,984           $37,415

Russell 2000 Index++                  $23,030          $19,500         $22,226          $16,233           $26,595

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Small Cap Value Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/04                               +57.20%         +48.95%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                             +19.82          +18.54
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/04                                      +15.91          +15.25
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    Return          Return
                                                 Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/04                              +56.00%         +55.00%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                            +18.88          +18.88
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/04                                     +15.00          +15.00
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004         7

[LOGO] Merrill Lynch Investment Managers

Total Return Based on a $10,000 Investment--Class B & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the Russell 2000 Index. Values are from March 1994 to March 2004.

                                      3/94             3/95            3/96             3/97              3/98
ML Small Cap Value
Fund, Inc.+--Class B Shares*          $10,000          $10,770         $12,749          $14,845           $21,038

ML Small Cap Value
Fund, Inc.+--Class I Shares*          $ 9,475          $10,314         $12,332          $14,504           $20,768

Russell 2000 Index++                  $10,000          $10,552         $13,617          $14,312           $20,326

                                      3/99             3/00            3/01             3/02              3/03             3/04
ML Small Cap Value
Fund, Inc.+--Class B Shares*          $16,207          $25,237         $26,565          $34,592           $24,663          $38,492

ML Small Cap Value
Fund, Inc.+--Class I Shares*          $16,162          $25,422         $27,047          $35,582           $25,643          $40,418

Russell 2000 Index++                  $17,022          $23,370         $19,788          $22,555           $16,473          $26,988

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Master Small Cap Value Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                     Return          Return
                                                  Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/04                               +56.07%         +52.07%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                             +18.89          +18.69
--------------------------------------------------------------------------------
Ten Years Ended 3/31/04                              +14.43          +14.43
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 3/31/04                               +57.61%         +49.34%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                             +20.12          +18.83
--------------------------------------------------------------------------------
Ten Years Ended 3/31/04                              +15.61          +14.99
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8       MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class R Shares

A line graph depicting the growth of an investment in the Fund's Class R Shares compared to growth of an investment in the Russell 2000 Index. Values are from February 4, 2003 to March 2004.

                                      2/04/03**        3/03            3/04
ML Small Cap Value
Fund, Inc.+--Class R Shares*          $10,000          $9,790          $15,379

Russell 2000 Index++                  $10,000          $9,914          $16,243

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Small Cap Value Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                                  Return Without
                                                                   Sales Charge
================================================================================
Class R Shares
================================================================================
One Year Ended 3/31/04                                               +57.09%
--------------------------------------------------------------------------------
Inception (2/04/03) through 3/31/04                                  +45.36
--------------------------------------------------------------------------------


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004         9

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities     Merrill Lynch Small Cap Value Fund, Inc.

As of March 31, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investment in Master Small Cap Value Trust, at value
                         (identified cost--$2,745,515,466) ...........................                        $ 3,189,311,450
                       Prepaid registration fees .....................................                                 50,850
                                                                                                              ---------------
                       Total assets ..................................................                          3,189,362,300
                                                                                                              ---------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributor ................................................    $     1,477,304
                          Other affiliates ...........................................          1,148,230
                          Administrative fees ........................................            107,082           2,732,616
                                                                                          ---------------
                       Accrued expenses ..............................................                                 23,165
                                                                                                              ---------------
                       Total liabilities .............................................                              2,755,781
                                                                                                              ---------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................                        $ 3,186,606,519
                                                                                                              ===============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value,
                         100,000,000 shares authorized ...............................                        $     2,300,236
                       Class B Shares of Common Stock, $.10 par value,
                         100,000,000 shares authorized ...............................                              3,853,276
                       Class C Shares of Common Stock, $.10 par value,
                         100,000,000 shares authorized ...............................                              2,230,516
                       Class I Shares of Common Stock, $.10 par value,
                         100,000,000 shares authorized ...............................                              3,939,478
                       Class R Shares of Common Stock, $.10 par value,
                         100,000,000 shares authorized ...............................                                 12,674
                       Paid-in capital in excess of par ..............................                          2,556,589,160
                       Undistributed realized capital gains on investments
                         allocated from the Trust--net ...............................    $   173,885,195
                       Unrealized appreciation on investments allocated
                         from the Trust--net .........................................        443,795,984
                                                                                          ---------------
                       Total accumulated earnings--net ...............................                            617,681,179
                                                                                                              ---------------
                       Net Assets ....................................................                        $ 3,186,606,519
                                                                                                              ===============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $620,192,753 and
                         23,002,357 shares outstanding ...............................                        $         26.96
                                                                                                              ===============
                       Class B--Based on net assets of $951,561,818 and
                         38,532,756 shares outstanding ...............................                        $         24.69
                                                                                                              ===============
                       Class C--Based on net assets of $539,393,374 and
                         22,305,159 shares outstanding ...............................                        $         24.18
                                                                                                              ===============
                       Class I--Based on net assets of $1,072,298,530
                         and 39,394,784 shares outstanding ...........................                        $         27.22
                                                                                                              ===============
                       Class R--Based on net assets of $3,160,044 and
                         126,743 shares outstanding ..................................                        $         24.93
                                                                                                              ===============

      See Notes to Financial Statements.


10      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Statement of Operations                 Merrill Lynch Small Cap Value Fund, Inc.

For the Year Ended March 31, 2004
=============================================================================================================================
Investment Income Allocated from the Trust--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Trust:
                          Dividends (including $1,098,097 from affiliates and net
                            of $4,000 foreign withholding tax) .......................                        $    22,663,660
                          Interest from affiliates ...................................                              1,543,540
                          Securities lending--net ....................................                                406,484
                          Expenses ...................................................                            (13,464,137)
                                                                                                              ---------------
                       Net investment income allocated from the Trust ................                             11,149,547
                                                                                                              ---------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B ............    $     8,417,028
                       Administration fees ...........................................          6,635,233
                       Account maintenance and distribution fees--Class C ............          4,442,747
                       Transfer agent fees--Class B ..................................          2,265,051
                       Transfer agent fees--Class I ..................................          2,112,642
                       Account maintenance fees--Class A .............................          1,259,937
                       Transfer agent fees--Class C ..................................          1,258,108
                       Transfer agent fees--Class A ..................................          1,233,335
                       Printing and shareholder reports ..............................            185,634
                       Registration fees .............................................            162,733
                       Professional fees .............................................             64,402
                       Directors' fees and expenses ..................................             32,373
                       Account maintenance and distribution fees--Class R ............              3,031
                       Transfer agent fees--Class R ..................................              1,328
                       Other .........................................................             29,793
                                                                                          ---------------
                       Total expenses ................................................                             28,103,375
                                                                                                              ---------------
                       Investment loss--net ..........................................                            (16,953,828)
                                                                                                              ---------------
=============================================================================================================================
Realized & Unrealized Gain Allocated from the Trust--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments allocated from the Trust--net ....                            248,569,142
                       Change in unrealized appreciation/depreciation on
                         investments allocated from the Trust--net ...................                            878,215,072
                                                                                                              ---------------
                       Total realized and unrealized gain allocated from the
                         Trust--net ..................................................                          1,126,784,214
                                                                                                              ---------------
                       Net Increase in Net Assets Resulting from Operations ..........                        $ 1,109,830,386
                                                                                                              ===============

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        11

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets     Merrill Lynch Small Cap Value Fund, Inc.

                                                                                                   For the Year Ended
                                                                                                       March 31,
                                                                                          -----------------------------------
Increase (Decrease) in Net Assets:                                                              2004                2003
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ..........................................    $   (16,953,828)    $   (19,204,943)
                       Realized gain (loss) on investments allocated from the
                         Trust--net ..................................................        248,569,142         (43,800,828)
                       Change in unrealized appreciation/depreciation on investments
                         allocated from the Trust--net ...............................        878,215,072        (867,812,951)
                                                                                          -----------------------------------
                       Net increase (decrease) in net assets resulting from operations      1,109,830,386        (930,818,722)
                                                                                          -----------------------------------
=============================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net:
                          Class A ....................................................                 --          (9,542,568)
                          Class B ....................................................                 --         (19,140,828)
                          Class C ....................................................                 --         (10,955,515)
                          Class I ....................................................                 --         (24,530,377)
                                                                                          -----------------------------------
                       Net decrease in net assets resulting from distributions to
                         shareholders ................................................                 --         (64,169,288)
                                                                                          -----------------------------------
=============================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from capital
                         share transactions ..........................................        146,819,263        (310,974,611)
                                                                                          -----------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .......................      1,256,649,649      (1,305,962,621)
                       Beginning of year .............................................      1,929,956,870       3,235,919,491
                                                                                          -----------------------------------
                       End of year ...................................................    $ 3,186,606,519     $ 1,929,956,870
                                                                                          ===================================

      See Notes to Financial Statements.


12      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Financial Highlights                    Merrill Lynch Small Cap Value Fund, Inc.

                                                                                              Class A@@
The following per share data and ratios have been derived        ---------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended March 31,
                                                                 ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2004          2003          2002          2001+        2000
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ....   $  17.15      $  24.45      $  19.73      $  22.80     $  16.19
                                                                 ---------------------------------------------------------------
                       Investment loss--net*** ...............       (.08)         (.09)         (.07)           --@@@      (.07)
                       Realized and unrealized gain (loss) on
                         investments and allocated from the
                         Trust--net ..........................       9.89         (6.73)         6.08          1.23         8.82
                                                                 ---------------------------------------------------------------
                       Total from investment operations ......       9.81         (6.82)         6.01          1.23         8.75
                                                                 ---------------------------------------------------------------
                       Less distributions from realized gain
                         on investments and allocated from
                         the Trust--net ......................         --          (.48)        (1.29)        (4.30)       (2.14)
                                                                 ---------------------------------------------------------------
                       Net asset value, end of year ..........   $  26.96      $  17.15      $  24.45      $  19.73     $  22.80
                                                                 ===============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....      57.20%       (28.09%)       31.17%         6.11%       56.98%
                                                                 ===============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses** ............................       1.27%         1.33%         1.25%         1.30%        1.33%
                                                                 ===============================================================
                       Investment loss--net ..................       (.34%)        (.48%)        (.30%)        (.02%)       (.37%)
                                                                 ===============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)    $620,193      $347,736      $467,733      $198,094     $151,650
                                                                 ===============================================================
                       Portfolio turnover ....................      80.35%++      68.27%++      54.14%++      42.30%@      89.18%
                                                                 ===============================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
+ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
++    Portfolio turnover for the Trust.
@ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.
@@    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@@@   Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)        Merrill Lynch Small Cap Value Fund, Inc.

                                                                                              Class B
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended March 31,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2004          2003           2002          2001@         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ....  $   15.82     $   22.74     $    18.44      $   21.59    $   15.37
                                                                ------------------------------------------------------------------
                       Investment loss--net*** ...............       (.24)         (.23)          (.22)          (.15)        (.21)
                       Realized and unrealized gain (loss) on
                         investments and allocated from the
                         Trust--net ..........................       9.11         (6.25)          5.67           1.15         8.35
                                                                ------------------------------------------------------------------
                       Total from investment operations ......       8.87         (6.48)          5.45           1.00         8.14
                                                                ------------------------------------------------------------------
                       Less distributions from realized gain
                         on investments and allocated from the
                         Trust--net ..........................         --          (.44)         (1.15)         (4.15)       (1.92)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year ..........  $   24.69     $   15.82     $    22.74      $   18.44    $   21.59
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....      56.07%       (28.70%)        30.22%          5.26%       55.72%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses** ............................       2.04%         2.10%          2.01%          2.06%        2.11%
                                                                ==================================================================
                       Investment loss--net ..................      (1.11%)       (1.26%)        (1.04%)         (.75%)      (1.14%)
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 951,562     $ 640,017     $1,003,961      $ 563,316    $ 511,780
                                                                ==================================================================
                       Portfolio turnover ....................      80.35%++      68.27%++       54.14%++       42.30%+      89.18%
                                                                ==================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
+ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.
++    Portfolio turnover for the Trust.
@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


14      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Financial Highlights (continued)        Merrill Lynch Small Cap Value Fund, Inc.

                                                                                               Class C
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended March 31,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2004           2003          2002          2001@         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ....   $  15.50       $  22.30      $  18.13       $  21.32     $  15.21
                                                                ------------------------------------------------------------------
                       Investment loss--net*** ...............       (.23)          (.23)         (.23)          (.15)        (.21)
                       Realized and unrealized gain (loss) on
                         investments and allocated from the
                         Trust--net ..........................       8.91          (6.13)         5.58           1.14         8.25
                                                                ------------------------------------------------------------------
                       Total from investment operations ......       8.68          (6.36)         5.35            .99         8.04
                                                                ------------------------------------------------------------------
                       Less distributions from realized gain
                         on investments and allocated from the
                         Trust--net ..........................         --           (.44)        (1.18)         (4.18)       (1.93)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year ..........   $  24.18       $  15.50      $  22.30       $  18.13     $  21.32
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....      56.00%        (28.69%)       30.23%          5.29%       56.98%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses** ............................       2.05%          2.12%         2.02%          2.08%        2.12%
                                                                ==================================================================
                       Investment loss--net ..................      (1.13%)        (1.27%)       (1.11%)         (.75%)      (1.16%)
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)    $539,393       $334,720      $504,537       $140,610     $ 67,390
                                                                ==================================================================
                       Portfolio turnover ....................      80.35%++       68.27%++      54.14%++       42.30%+      89.18%
                                                                ==================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
+ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.
++    Portfolio turnover for the Trust.
@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)        Merrill Lynch Small Cap Value Fund, Inc.

                                                                                              Class I@@
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended March 31,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2004           2003          2002          2001+         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ....   $  17.27       $  24.58      $  19.81       $  22.87     $  16.27
                                                                ------------------------------------------------------------------
                       Investment income (loss)--net*** ......       (.02)          (.05)         (.01)           .06         (.02)
                       Realized and unrealized gain (loss) on
                         investments and allocated from the
                         Trust--net ..........................       9.97          (6.77)         5.84           1.23         8.84
                                                                ------------------------------------------------------------------
                       Total from investment operations ......       9.95          (6.82)         5.83           1.29         8.82
                                                                ------------------------------------------------------------------
                       Less distributions from realized gain
                         on investments and allocated from the
                         Trust--net ..........................         --           (.49)        (1.06)         (4.35)       (2.22)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year ..........   $  27.22       $  17.27      $  24.58       $  19.81     $  22.87
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....      57.61%        (27.93%)       31.56%          6.39%       57.29%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses** ............................       1.02%          1.07%          .99%          1.04%        1.08%
                                                                ==================================================================
                       Investment income (loss)--net .........       (.09%)         (.24%)        (.03%)          .27%        (.12%)
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)    $1,072,299     $607,484      $1,259,688     $648,806     $491,855
                                                                ==================================================================
                       Portfolio turnover ....................        80.35%++     68.27%++        54.14%++     42.30%@      89.18%
                                                                ==================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
+ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
++    Portfolio turnover for the Trust.
@ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.
@@    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


16      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Financial Highlights (concluded)        Merrill Lynch Small Cap Value Fund, Inc.

                                                                                          Class R
                                                                               -----------------------------
The following per share data and ratios have been derived                        For the      For the Period
from information provided in the financial statements.                         Year Ended      February 4,
                                                                                March 31,       2003+ to
Increase (Decrease) in Net Asset Value:                                           2004        March 31, 2003
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .............      $   15.87        $   16.12
                                                                               -----------------------------
                       Investment loss--net*** ..........................           (.12)              --@@@
                       Realized and unrealized gain (loss) on investments
                         allocated from the Trust--net ..................           9.18             (.25)
                                                                               -----------------------------
                       Total from investment operations .................           9.06             (.25)
                                                                               -----------------------------
                       Net asset value, end of period ...................      $   24.93        $   15.87
                                                                               =============================
============================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...............          57.09%           (1.55%)@
                                                                               =============================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
                       Expenses++ .......................................           1.52%            1.66%*
                                                                               =============================
                       Investment loss--net .............................           (.59%)           (.65%)*
                                                                               =============================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .........      $   3,160               --@@
                                                                               =============================
                       Portfolio turnover of the Trust ..................          80.35%           68.27%
                                                                               =============================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Includes the Fund's share of the Trust's allocated expenses.
@     Aggregate total investment return.
@@    Amount is less than $1,000.
@@@   Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements           Merrill Lynch Small Cap Value Fund, Inc.

1. Significant Accounting Policies:

Merrill Lynch Small Cap Value Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at March 31, 2004 was 100%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividend and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $16,953,828 has been reclassified between undistributed net realized capital gains and accumulated net investment loss. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are


18      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

                                        Merrill Lynch Small Cap Value Fund, Inc.

accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                              Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................            .25%                --
Class B ................................            .25%               .75%
Class C ................................            .25%               .75%
Class R ................................            .25%               .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 23,247              $324,723
Class I ............................              $    907              $ 13,228
--------------------------------------------------------------------------------

For the year ended March 31, 2004, MLPF&S received contingent deferred sales charges of $934,451 and $43,940 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $816 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $146,819,263 and $(310,974,611) for the years ended March 31, 2004 and March 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2004+                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,355,410       $ 171,011,025
Automatic conversion of shares .........          1,839,213          41,811,547
                                               --------------------------------
Total issued ...........................          9,194,623         212,822,572
Shares redeemed ........................         (6,474,293)       (150,175,716)
                                               --------------------------------
Net increase ...........................          2,720,330       $  62,646,856
                                               ================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2003+                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,113,921       $ 140,002,212
Shares issued resulting from
  reorganization .......................             44,223             788,841
Automatic conversion of shares .........          2,023,816          39,382,479
Shares issued to shareholders
  in reinvestment of distributions .....            471,048           8,893,386
                                               --------------------------------
Total issued ...........................          9,653,008         189,066,918
Shares redeemed ........................         (8,498,543)       (161,172,605)
                                               --------------------------------
Net increase ...........................          1,154,465       $  27,894,313
                                               ================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2004                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         10,154,910       $ 215,460,830
Automatic conversion of shares .........         (1,999,667)        (41,811,547)
Shares redeemed ........................        (10,066,295)       (215,593,957)
                                               --------------------------------
Net decrease ...........................         (1,911,052)      $ (41,944,674)
                                               ================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2003                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         12,726,102       $ 235,585,486
Shares issued resulting from
  reorganization .......................            272,294           4,484,073
Shares issued to shareholders
  in reinvestment of distributions .....          1,016,001          17,800,329
                                               --------------------------------
Total issued ...........................         14,014,397         257,869,888
Automatic conversion of shares .........         (2,183,866)        (39,382,479)
Shares redeemed ........................        (15,534,931)       (275,176,509)
                                               --------------------------------
Net decrease ...........................         (3,704,400)      $ (56,689,100)
                                               ================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2004                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,342,274       $ 115,762,960
Shares redeemed ........................         (4,633,448)        (95,640,822)
                                               --------------------------------
Net increase ...........................            708,826       $  20,122,138
                                               ================================


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)
                                        Merrill Lynch Small Cap Value Fund, Inc.

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2003                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,995,271       $ 135,585,916
Shares issued resulting from
  reorganization .......................             43,650             704,020
Shares issued to shareholders
  in reinvestment of distributions .....            590,989          10,141,373
                                               --------------------------------
Total issued ...........................          7,629,910         146,431,309
Shares redeemed ........................         (8,659,865)       (148,426,789)
                                               --------------------------------
Net decrease ...........................         (1,029,955)      $  (1,995,480)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended March 31, 2004+                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         15,484,530       $ 367,911,503
Shares redeemed ........................        (11,274,789)       (264,974,932)
                                               --------------------------------
Net increase ...........................          4,209,741       $ 102,936,571
                                               ================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended March 31, 2003+                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         15,518,137       $ 316,638,867
Shares issued resulting from
  reorganization .......................                781              14,033
Shares issued to shareholders
  in reinvestment of distributions .....          1,237,024          23,478,724
                                               --------------------------------
Total issued ...........................         16,755,942         340,131,624
Shares redeemed ........................        (32,825,635)       (620,316,068)
                                               --------------------------------
Net decrease ...........................        (16,069,693)      $(280,184,444)
                                               ================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended March 31, 2004                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................            167,761       $   4,074,962
Shares redeemed ........................            (41,024)         (1,016,590)
                                               --------------------------------
Net increase ...........................            126,737       $   3,058,372
                                               ================================

-------------------------------------------------------------------------------
Class R Shares for the
Period February 5, 2003+ to                                           Dollar
March 31, 2003                                     Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................                  6       $         100
                                               --------------------------------
Net increase ...........................                  6       $         100
                                               ================================

+     Commencement of operations.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2004 and March 31, 2003 was as follows:

-------------------------------------------------------------------------------
                                                3/31/2004           3/31/2003
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................      $          --       $  24,250,573
  Net long-term capital gains ..........                 --          39,918,715
                                              ---------------------------------
Total taxable distributions ............      $          --       $  64,169,288
                                              =================================

As of March 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $ 117,682,281
Undistributed long-term capital gains--net .............           71,909,643
                                                                -------------
Total undistributed earnings--net ......................          189,591,924
Capital loss carryforward ..............................             (492,581)*
Unrealized gains--net ..................................          428,581,836**
                                                                -------------
Total accumulated earnings--net ........................        $ 617,681,179
                                                                =============

* On March 31, 2004, the Fund had a net capital loss carryforward of $492,581, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and limitations on the utilization of capital loss carryforwards for tax purposes.


20      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Independent Auditors' Report            Merrill Lynch Small Cap Value Fund, Inc.

To the Shareholders and Board of Directors of Merrill Lynch Small Cap Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Small Cap Value Fund, Inc. as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Small Cap Value Fund, Inc. as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 14, 2004


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        21

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                             Master Small Cap Value Trust

                                                                                                           Value         Percent of
Industry*                          Shares Held     Common Stocks                                     (in U.S. dollars)   Net Assets
===================================================================================================================================
Aerospace & Defense                  1,201,100     Raytheon Company                                    $ 37,642,474         1.2%
                                     1,769,300    +Triumph Group, Inc. (a)                               58,475,365         1.8
                                                                                                       ----------------------------
                                                                                                         96,117,839         3.0
===================================================================================================================================
Air Freight & Logistics              2,070,100     CNF Transportation Inc.                               69,555,360         2.2
===================================================================================================================================
Auto Components                        948,500    +American Axle & Manufacturing
                                                   Holdings, Inc.                                        34,952,225         1.1
                                       883,700    +Hayes Lemmerz International, Inc.                     13,600,143         0.4
                                       413,200    +Shiloh Industries, Inc.                                3,673,761         0.1
                                                                                                       ----------------------------
                                                                                                         52,226,129         1.6
===================================================================================================================================
Biotechnology                          581,300    +Applera Corporation--Celera
                                                   Genomics Group                                         8,434,663         0.3
                                       651,400    +Charles River Laboratories
                                                   International, Inc.                                   27,912,490         0.9
                                       173,081    +Diversa Corporation                                    1,533,498         0.0
                                     1,038,500    +Human Genome Sciences, Inc.                           13,012,405         0.4
                                     1,474,332    +Incyte Genomics, Inc.                                 12,251,699         0.4
                                     1,365,300    +Maxygen Inc.                                          12,956,697         0.4
                                     1,127,600    +Medarex, Inc.                                         10,114,572         0.3
                                       593,500    +Vertex Pharmaceuticals Incorporated                    5,590,770         0.2
                                     2,204,857    +Vical Incorporated (a)                                13,449,628         0.4
                                                                                                       ----------------------------
                                                                                                        105,256,422         3.3
===================================================================================================================================
Building Products                      156,200     ElkCorp                                                4,231,458         0.1
===================================================================================================================================
Capital Markets                      2,005,900     Janus Capital Group Inc.                              32,856,642         1.0
                                     2,653,700    +Knight Trading Group, Inc.                            33,595,842         1.1
                                        63,000     W.P. Stewart & Co., Ltd.                               1,256,220         0.0
                                                                                                       ----------------------------
                                                                                                         67,708,704         2.1
===================================================================================================================================
Chemicals                              137,800     Cytec Industries Inc.                                  4,901,546         0.2
===================================================================================================================================
Commercial Banks                       809,200     Bank of Hawaii Corporation                            37,490,236         1.2
                                     1,173,500     Banknorth Group, Inc.                                 39,945,940         1.3
                                     1,394,100     The Colonial BancGroup, Inc.                          25,790,850         0.8
                                       779,900     Compass Bancshares, Inc.                              32,342,453         1.0
                                     1,196,600     First Midwest Bancorp, Inc.                           40,851,924         1.3
                                     1,050,300     Old National Bancorp                                  23,736,780         0.7
                                                                                                       ----------------------------
                                                                                                        200,158,183         6.3
===================================================================================================================================
Commercial Services & Supplies       3,353,000    +Allied Waste Industries, Inc.                         44,628,430         1.4
                                       687,400     Ambassadors International, Inc. (a)                    8,970,570         0.3
                                     1,487,200    +Cornell Companies, Inc. (a)                           17,206,904         0.6
                                       293,800    +Corrections Corporation of America                    10,459,280         0.3
                                       176,300     G & K Services, Inc. (Class A)                         6,561,886         0.2
                                     1,681,900    +United Rentals, Inc.                                  29,887,363         0.9
                                                                                                       ----------------------------
                                                                                                        117,714,433         3.7
===================================================================================================================================
Communications Equipment             1,271,000    +Cable Design Technology                               12,049,080         0.4
                                     1,993,800    +CommScope, Inc.                                       33,196,770         1.0
                                       887,000    +Extreme Networks, Inc.                                 6,395,270         0.2
                                     1,856,300    +McData Corporation (Class B) (a)                      12,771,344         0.4
                                       653,200    +Network Equipment Technologies, Inc.                   6,518,936         0.2
                                     3,637,800    +Tellabs, Inc.                                         31,394,214         1.0
                                                                                                       ----------------------------
                                                                                                        102,325,614         3.2
===================================================================================================================================
Construction & Engineering             592,300     Fluor Corporation                                     22,916,087         0.7
                                     1,253,600    +MasTec, Inc.                                          11,871,592         0.4
                                                                                                       ----------------------------
                                                                                                         34,787,679         1.1
===================================================================================================================================
Construction Materials                 583,800     Martin Marietta Materials, Inc.                       26,948,208         0.8
===================================================================================================================================
Containers & Packaging               1,646,200    +Smurfit-Stone Container Corporation                   28,956,658         0.9
===================================================================================================================================


22      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Schedule of Investments (continued)                 Master Small Cap Value Trust

                                                                                                           Value         Percent of
Industry*                          Shares Held     Common Stocks                                     (in U.S. dollars)   Net Assets
===================================================================================================================================
Diversified Financial Services         509,500     Financial Select Sector SPDR Fund (b)               $ 14,979,300         0.5%
                                       266,100     iShares S&P Midcap 400 Index Fund (h)                 32,091,660         1.0
                                       266,500     iShares S&P SmallCap 600/BARRA Value Index
                                                   Fund (i)                                              28,432,885         0.9
                                       224,900     iShares S&P SmallCap 600 Index Fund (j)               31,951,543         1.0
                                                                                                       ----------------------------
                                                                                                        107,455,388         3.4
===================================================================================================================================
Electrical Equipment                    72,700     Belden Inc.                                            1,379,119         0.0
                                     1,428,500    +Global Power Equipment Group Inc.                     12,027,970         0.4
                                                                                                       ----------------------------
                                                                                                         13,407,089         0.4
===================================================================================================================================
Electronic Equipment & Instruments     928,500     Anixter International Inc.                            26,230,125         0.8
                                       111,500    +Bell Microproducts Inc.                                  802,800         0.0
                                     1,892,100    +Ingram Micro Inc. (Class A)                           34,247,010         1.1
                                     1,811,773    +Itron, Inc. (a)                                       33,717,095         1.1
                                       360,310    +Nu Horizons Electronics Corp.                          3,790,461         0.1
                                     1,253,500    +Paxar Corporation                                     18,489,125         0.6
                                     1,743,900    +Tech Data Corporation                                 71,395,266         2.2
                                                                                                       ----------------------------
                                                                                                        188,671,882         5.9
===================================================================================================================================
Energy Equipment & Service           1,346,000     Diamond Offshore Drilling, Inc.                       32,559,740         1.0
                                       614,500     Energy Select Sector SPDR Fund (k)                    18,023,285         0.6
                                       587,300    +FMC Technologies, Inc.                                15,874,719         0.5
                                     1,802,200    +Key Energy Services, Inc.                             19,824,200         0.6
                                       503,800    +National-Oilwell, Inc.                                14,247,464         0.4
                                       159,000     Oil Service HOLDRs Trust (d)                          11,166,570         0.4
                                                                                                       ----------------------------
                                                                                                        111,695,978         3.5
===================================================================================================================================
Food Products                          652,500     ConAgra, Inc.                                         17,578,350         0.5
                                       861,600     Corn Products International, Inc.                     34,464,000         1.1
                                     1,987,200    +Del Monte Foods Company                               22,356,000         0.7
                                       475,500     Interstate Bakeries Corporation                        5,406,435         0.2
                                       695,600    +Smithfield Foods, Inc.                                18,864,672         0.6
                                                                                                       ----------------------------
                                                                                                         98,669,457         3.1
===================================================================================================================================
Health Care Equipment & Supplies     1,114,700    +CTI Molecular Imaging, Inc.                           16,263,473         0.5
                                       191,700    +Cutera, Inc.                                           2,683,800         0.1
                                       142,600     Invacare Corp.                                         6,436,964         0.2
                                       968,000     Mentor Corporation                                    29,136,800         0.9
                                       397,900    +STERIS Corporation                                    10,265,820         0.3
                                                                                                       ----------------------------
                                                                                                         64,786,857         2.0
===================================================================================================================================
Health Care Providers & Services        57,600     AmerisourceBergen Corporation                          3,149,568         0.1
                                        73,500    +First Health Group Corp.                               1,606,710         0.0
                                     2,831,500     Hooper Holmes, Inc.                                   17,668,560         0.6
                                     5,943,700    +WebMD Corporation                                     52,839,493         1.7
                                                                                                       ----------------------------
                                                                                                         75,264,331         2.4
===================================================================================================================================
Hotels, Restaurants & Leisure          693,855     Ambassadors Group, Inc. (a)                           17,159,034         0.6
                                       724,700     Bob Evans Farms, Inc.                                 23,509,268         0.7
                                       597,040     Dover Downs Gaming & Entertainment, Inc. (a)           6,394,298         0.2
                                     1,019,700     Dover Motorsports, Inc. (a)                            3,925,845         0.1
                                     2,925,100    +La Quinta Corporation                                 22,055,254         0.7
                                                                                                       ----------------------------
                                                                                                         73,043,699         2.3
===================================================================================================================================
IT Services                          3,231,600    +Convergys Corporation                                 49,120,320         1.5
                                     1,671,700     Sabre Holdings Corporation                            41,474,877         1.3
                                        90,900    +TNS Inc.                                               1,740,735         0.1
                                                                                                       ----------------------------
                                                                                                         92,335,932         2.9
===================================================================================================================================


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        23

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                 Master Small Cap Value Trust

                                                                                                            Value        Percent of
Industry*                          Shares Held     Common Stocks                                     (in U.S. dollars)   Net Assets
===================================================================================================================================
Insurance                               82,300     American National Insurance Company                 $  7,365,027         0.2%
                                     1,226,600    +Conseco, Inc.                                         28,408,056         0.9
                                       408,818     Presidential Life Corporation                          6,124,094         0.2
                                     1,817,700     Protective Life Corporation                           68,072,865         2.1
                                                                                                       ----------------------------
                                                                                                        109,970,042         3.4
===================================================================================================================================
Internet & Catalog Retail              261,700    +CHRONIMED Inc.                                         2,033,409         0.1
===================================================================================================================================
Internet Software & Services         2,163,300    +Entrust Technologies Inc.                              9,453,621         0.3
                                       507,800    +MatrixOne, Inc.                                        3,686,628         0.1
                                        32,975    +Tom Online Inc. (ADR) (e)                                400,646         0.0
                                    21,298,517    +Vignette Corporation (a)                              44,087,930         1.4
                                                                                                       ----------------------------
                                                                                                         57,628,825         1.8
===================================================================================================================================
Leisure Equipment & Products         1,487,600     Callaway Golf Company                                 28,234,648         0.9
                                       179,000    +JAKKS Pacific, Inc.                                    2,685,000         0.1
                                       560,700    +Leapfrog Enterprises, Inc.                            10,849,545         0.3
                                     1,451,600     The Nautilus Group, Inc.                              22,862,700         0.7
                                                                                                       ----------------------------
                                                                                                         64,631,893         2.0
===================================================================================================================================
Machinery                               70,384     BHA Group Holdings, Inc.                               2,110,816         0.1
                                       848,900     Kaydon Corp.                                          23,370,217         0.7
                                       751,000     Reliance Steel & Aluminum Co.                         26,397,650         0.8
                                       972,600    +Wolverine Tube, Inc. (a)                               8,160,114         0.3
                                                                                                       ----------------------------
                                                                                                         60,038,797         1.9
===================================================================================================================================
Media                                2,210,300    +APAC Customer Services Inc.                            6,520,385         0.2
                                       335,600    +Catalina Marketing Corporation                         6,507,284         0.2
                                       731,100     Harte-Hanks, Inc.                                     17,122,362         0.6
                                     5,070,400    +Paxson Communications Corporation (a)                 19,774,560         0.6
                                     2,536,000     The Reader's Digest Association, Inc. (Class A)       35,706,880         1.1
                                     1,028,500    +Valassis Communications, Inc.                         31,266,400         1.0
                                                                                                       ----------------------------
                                                                                                        116,897,871         3.7
===================================================================================================================================
Metals & Mining                      1,094,200     Gibraltar Steel Corporation (a)                       26,895,436         0.8
                                     3,319,400    +GrafTech International Ltd.                           49,625,030         1.6
                                       402,400     Quanex Corporation                                    17,097,976         0.5
                                     1,021,200    +Steel Dynamics, Inc.                                  25,305,336         0.8
                                                                                                       ----------------------------
                                                                                                        118,923,778         3.7
===================================================================================================================================
Oil & Gas                            1,370,500    +Denbury Resources Inc.                                23,106,630         0.7
                                       805,900     Noble Energy, Inc.                                    37,957,890         1.2
                                       815,691    +Plains Exploration & Production Company               15,204,480         0.5
                                       979,491    +Plains Resources Inc.                                 17,807,147         0.6
                                       652,100    +Stone Energy Corporation                              32,252,866         1.0
                                       327,400     Vintage Petroleum, Inc.                                4,799,684         0.1
                                                                                                       ----------------------------
                                                                                                        131,128,697         4.1
===================================================================================================================================
Paper & Forest Products                242,200    +Mercer International, Inc.                             2,300,900         0.1
===================================================================================================================================
Pharmaceuticals                        478,000    +aaiPharma Inc.                                         3,169,140         0.1
                                     1,028,000    +King Pharmaceuticals, Inc.                            17,311,520         0.5
                                                                                                       ----------------------------
                                                                                                         20,480,660         0.6
===================================================================================================================================
Real Estate                            563,800     Brandywine Realty Trust                               17,224,090         0.6
                                     1,177,993     Trizec Properties, Inc.                               20,202,580         0.6
                                                                                                       ----------------------------
                                                                                                         37,426,670         1.2
===================================================================================================================================
Road & Rail                            863,900     CSX Corporation                                       26,167,531         0.9
                                     2,598,400    +Kansas City Southern Industries, Inc.                 36,117,760         1.1
                                                                                                       ----------------------------
                                                                                                         62,285,291         2.0
===================================================================================================================================


24      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Schedule of Investments (continued)                 Master Small Cap Value Trust

                                                                                                           Value         Percent of
Industry*                          Shares Held     Common Stocks                                     (in U.S. dollars)   Net Assets
===================================================================================================================================
Semiconductors & Semiconductor       1,877,200    +ANADIGICS, Inc. (a)                               $   11,676,184         0.4%
Equipment                            2,829,900    +Applied Micro Circuits Corporation                    16,271,925         0.5
                                       391,500    +DSP Group, Inc.                                       10,073,295         0.3
                                     1,025,900    +TranSwitch Corporation                                 2,369,829         0.1
                                       955,600    +TriQuint Semiconductor, Inc.                           6,975,880         0.2
                                       506,800    +Zoran Corporation                                      8,798,048         0.3
                                                                                                     ------------------------------
                                                                                                         56,165,161         1.8
===================================================================================================================================
Software                             1,185,100    +Borland Software Corporation                          10,760,708         0.3
                                     3,391,900    +Compuware Corporation                                 25,269,655         0.8
                                     2,772,468    +E.piphany, Inc.                                       20,017,219         0.6
                                     5,699,000    +i2 Technologies, Inc.                                  6,724,820         0.2
                                       807,000    +JDA Software Group, Inc.                              11,741,850         0.4
                                    17,574,300    +Parametric Technology Corporation (a)                 79,435,836         2.5
                                     1,494,375    +QRS Corporation (a)                                    8,428,275         0.3
                                     1,010,300    +Take-Two Interactive Software, Inc.                   37,158,834         1.2
                                                                                                     ------------------------------
                                                                                                        199,537,197         6.3
===================================================================================================================================
Specialty Retail                       732,900     Abercrombie & Fitch Co. (Class A)                     24,801,336         0.8
                                       509,000     Christopher & Banks Corporation                       10,744,990         0.3
                                       668,400    +Electronics Boutique Holdings Corp.                   19,624,224         0.6
                                     2,699,800     Foot Locker, Inc.                                     69,654,840         2.2
                                       503,300    +Linens 'n Things, Inc.                                17,821,853         0.6
                                       613,200    +The Men's Wearhouse, Inc.                             16,292,724         0.5
                                       576,400     Pier 1 Imports, Inc.                                  13,660,680         0.4
                                       909,100     The Talbots, Inc.                                     32,527,598         1.0
                                                                                                     ------------------------------
                                                                                                        205,128,245         6.4
===================================================================================================================================
Thrifts & Mortgage Finance           1,178,200     Sovereign Bancorp, Inc.                               25,237,044         0.8
===================================================================================================================================
Trading Companies & Distributors       696,200     Applied Industrial Technologies, Inc.                 15,817,664         0.5
                                     1,208,200     Watsco, Inc. (a)                                      35,037,800         1.1
                                                                                                     ------------------------------
                                                                                                         50,855,464         1.6
===================================================================================================================================
Wireless Telecommunication Services     47,900     Linktone Ltd. (ADR) (e)                                  579,111         0.0
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Total Common Stocks
                                                   (Cost--$2,613,414,452)                             3,057,467,901        95.9
===================================================================================================================================

                                                   Preferred Stocks
===================================================================================================================================
Personal Products                        1,317     Adrien Arpel, Inc.                                             0         0.0
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Total Preferred Stocks (Cost--$0)                              0         0.0
===================================================================================================================================

                                                   Warrants (g)
===================================================================================================================================
Capital Markets                        760,000     UBS (l)                                               37,278,000         1.2
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Total Warrants (Cost--$37,535,465)                    37,278,000         1.2
===================================================================================================================================

                          Beneficial Interest/
                                   Shares Held     Short-Term Securities
===================================================================================================================================
                                  $119,272,297     Merrill Lynch Liquidity Series, LLC
                                                   Cash Sweep Series I (c)                              119,272,297         3.7
                                  $112,121,813     Merrill Lynch Liquidity Series, LLC
                                                   Money Market Series (c)(f)                           112,121,813         3.5
                                    37,373,937     Merrill Lynch Premier Institutional
                                                   Fund (c)(f)                                           37,373,937         1.2
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Total Short-Term Securities
                                                   (Cost--$268,768,047)                                 268,768,047         8.4
===================================================================================================================================
Total Investments (Cost--$2,919,717,964)                                                              3,363,513,948       105.5

Liabilities in Excess of Other Assets                                                                  (174,202,498)       (5.5)
                                                                                                     ------------------------------
Net Assets                                                                                           $3,189,311,450       100.0%
                                                                                                     ==============================


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        25

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                 Master Small Cap Value Trust

* For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
+     Non-income producing security.
(a) Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      ----------------------------------------------------------------------------------------------------------------------------
                                                      Net Share        Purchase           Sales          Realized         Dividend
      Affiliate                                       Activity           Cost              Cost         Gain (Loss)        Income
      ----------------------------------------------------------------------------------------------------------------------------
      ANADIGICS, Inc.                                 1,877,200       $12,829,585               --               --          +
      Ambassadors Group, Inc.                           (14,000)      $   330,708      $   289,388      $   275,977       $151,801
      Ambassadors International, Inc.                  (195,400)      $   173,043      $ 1,727,412      $   640,946       $202,380
      BHA Group Holdings, Inc.*                        (355,093)               --      $ 3,871,217      $ 4,231,293       $ 70,189
      Cornell Companies, Inc.                         1,487,200       $21,836,510      $ 1,023,662      $  (254,570)         +
      Dover Downs Gaming & Entertainment, Inc.         (128,200)      $   116,690      $ 1,488,674      $  (128,649)      $134,828
      Dover Motorsports, Inc.                          (113,700)      $    75,760      $   846,889      $  (351,572)      $ 43,376
      E.piphany, Inc.*                               (4,320,142)               --      $27,686,948      $ 9,079,409          +
      EXE Technologies, Inc.*                          (452,342)               --      $12,011,587      $(8,919,250)         +
      Gibraltar Steel Corporation                       261,100       $ 6,760,007      $ 1,545,372      $   (75,641)      $173,428
      Itron, Inc.                                     1,811,773       $39,870,855      $ 2,888,315      $  (353,675)         +
      Knight Trading Group, Inc.*                    (3,470,500)               --      $36,990,403      $ 3,173,726          +
      McData Corporation (Class B)                    1,856,300       $17,978,349               --               --          +
      Mercer International, Inc.*                      (875,700)               --      $ 8,666,848      $(2,468,105)         +
      Nu Horizons Electronics Corp.*                   (792,200)               --      $ 7,268,739      $  (132,018)         +
      Nuance Communications, Inc.*                   (2,681,900)               --      $15,121,751      $ 1,733,247          +
      Parametric Technology Corporation               1,686,900       $ 9,568,386      $ 7,658,347      $(3,492,173)         +
      Paxar Corporation*                               (828,000)      $ 8,583,521      $20,161,864      $ 1,539,309          +
      Paxson Communications Corporation               1,248,500       $ 6,222,885               --               --          +
      QRS Corporation                                   615,155       $10,648,215      $ 8,722,967      $(2,599,170)         +
      Quanex Corporation*                              (409,500)      $   958,015      $13,840,974      $ 4,330,571       $473,603
      Ryerson Tull, Inc.*                            (1,372,981)      $    10,945      $19,052,168      $(5,442,017)      $191,582
      Triumph Group, Inc.                               429,600       $13,816,222               --               --          +
      Vical Incorporated                                292,400       $ 1,171,930               --               --          +
      Vignette Corporation                            3,804,717       $ 9,389,866      $   576,862      $  (417,009)         +
      Watsco, Inc.                                     (868,100)      $   824,249      $10,762,841      $ 6,776,841       $392,284
      Wolverine Tube, Inc.                             (171,900)      $   143,172      $ 2,904,101      $(1,749,074)         +
      Zemex Corporation*                               (626,610)               --      $ 5,053,311      $   425,057          +
      ----------------------------------------------------------------------------------------------------------------------------

      +     Non-income producing security.
      *     No longer an affiliated company as of March 31, 2004.
(b) Represents ownership in Financial Select Sector SPDR Fund, registered in the United States. The investment objective of the Financial Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Financial Select Sector Index.
(c) Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------------------------------------------
                                                                                                           Interest/
                                                                                            Net            Dividend
      Affiliate                                                                          Activity           Income
      --------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                          $ 30,551,014       $1,543,540
      Merrill Lynch Liquidity Series, LLC Money Market Series                          $(34,014,007)      $  275,535
      Merrill Lynch Premier Institutional Fund                                           37,373,937       $  130,949
      --------------------------------------------------------------------------------------------------------------

(d) Represents ownership in Oil Services HOLDRs Trust. The Oil Services HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the oil service industry.
(e)   American Depositary Receipts (ADR).
(f)   Security was purchased with the cash proceeds from securities loans.
(g) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.


26      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Schedule of Investments (concluded)                 Master Small Cap Value Trust

(h) iShares S&P MidCap 400 Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the S&P MidCap 400 Index.
(i) iShares S&P SmallCap 600/Barra Value Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600/Barra Value Index.
(j) iShares S&P SmallCap 600 Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600 Index.
(k) Represents ownership in Energy Select Sector SPDR Fund, registered in the United States. The investment objective of the Energy Select Sector SPDR Fund is to provide investment results that correspond to the performance of the Energy Select Sector Index.
(l) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        27

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities                 Master Small Cap Value Trust

As of March 31, 2004
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $141,548,529) (identified
                         cost--$2,222,451,110) ...................................                        $ 2,689,179,682
                       Investments in affiliated securities, at value (identified
                         cost--$697,266,854) .....................................                            674,334,266
                       Receivables:
                          Securities sold ........................................    $    25,986,026
                          Contributions ..........................................          4,778,447
                          Dividends ..............................................          1,825,568
                          Interest (including $3,238 from affiliates) ............            113,876
                          Securities lending--net ................................             52,997          32,756,914
                                                                                      ---------------
                       Prepaid expenses ..........................................                                 10,624
                                                                                                          ---------------
                       Total assets ..............................................                          3,396,281,486
                                                                                                          ---------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .................                            149,495,750
                       Payables:
                          Custodian bank .........................................         26,129,576
                          Securities purchased ...................................         21,359,489
                          Withdrawals ............................................          9,635,888
                          Investment adviser .....................................            201,465
                          Other affiliates .......................................             15,504          57,341,922
                                                                                      ---------------
                       Accrued expenses ..........................................                                132,364
                                                                                                          ---------------
                       Total liabilities .........................................                            206,970,036
                                                                                                          ---------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Net assets ................................................                        $ 3,189,311,450
                                                                                                          ===============
=========================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------
                       Investor's capital ........................................                        $ 2,745,515,466
                       Unrealized appreciation on investments--net ...............                            443,795,984
                                                                                                          ---------------
                       Net Assets ................................................                        $ 3,189,311,450
                                                                                                          ===============

      See Notes to Financial Statements.


28      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Statement of Operations                             Master Small Cap Value Trust

For the Year Ended March 31, 2004
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                       Dividends (including $1,098,097 from affiliates and net
                         of $4,000 foreign withholding tax) ......................                        $    22,663,660
                       Interest from affiliates ..................................                              1,543,540
                       Securities lending--net ...................................                                406,484
                                                                                                          ---------------
                       Total income ..............................................                             24,613,684
                                                                                                          ---------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..................................    $    12,578,207
                       Accounting services .......................................            523,978
                       Custodian fees ............................................            166,149
                       Professional fees .........................................             82,990
                       Trustees' fees and expenses ...............................             48,394
                       Printing and shareholder reports ..........................              9,822
                       Pricing fees ..............................................                789
                       Other .....................................................             53,808
                                                                                      ---------------
                       Total expenses ............................................                             13,464,137
                                                                                                          ---------------
                       Investment income--net ....................................                             11,149,547
                                                                                                          ---------------
=========================================================================================================================
Realized & Unrealized Gain on Investments--Net
-------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net .........................                            248,569,142
                       Change in unrealized appreciation/depreciation on
                         investments--net ........................................                            878,215,072
                                                                                                          ---------------
                       Total realized and unrealized gain on investments--net ....                          1,126,784,214
                                                                                                          ---------------
                       Net Increase in Net Assets Resulting from Operations ......                        $ 1,137,933,761
                                                                                                          ===============

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        29

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets                 Master Small Cap Value Trust

                                                                                               For the Year Ended
                                                                                                   March 31,
                                                                                      -----------------------------------
Increase (Decrease) in Net Assets:                                                          2004                2003
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................    $    11,149,547     $     8,089,276
                       Realized gain (loss) on investments--net ..................        248,569,142         (44,447,915)
                       Change in unrealized appreciation/depreciation on
                         investments--net ........................................        878,215,072        (870,204,527)
                                                                                      -----------------------------------
                       Net increase (decrease) in net assets resulting from
                         operations ..............................................      1,137,933,761        (906,563,166)
                                                                                      -----------------------------------
=========================================================================================================================
Capital Transactions
-------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ...............................        874,221,280         386,453,716
                       Fair value of withdrawals .................................       (755,260,753)       (796,432,753)
                                                                                      -----------------------------------
                       Net increase (decrease) in net assets derived from
                         capital transactions ....................................        118,960,527        (409,979,037)
                                                                                      -----------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ...................      1,256,894,288      (1,316,542,203)
                       Beginning of year .........................................      1,932,417,162       3,248,959,365
                                                                                      -----------------------------------
                       End of year ...............................................    $ 3,189,311,450     $ 1,932,417,162
                                                                                      ===================================

      See Notes to Financial Statements.


30      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Financial Highlights                                Master Small Cap Value Trust

                                                                                                                       For the
                                                                             For the Year Ended                        Period
                                                                                  March 31,                        Sept. 1, 2000+
The following ratios have been derived from                     ------------------------------------------------     to March 31,
information provided in the financial statements.                  2004             2003                2002             2001
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Total investment return ..............        58.26%          (27.31%)++           32.13%              --
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................          .51%             .51%                .52%             .54%*
                                                                ==================================================================
                       Investment income--net ...............          .42%             .32%                .44%             .85%*
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $3,189,311       $1,932,417          $3,248,959       $1,553,556
                                                                ==================================================================
                       Portfolio turnover ...................        80.35%           68.27%              54.14%           42.30%
                                                                ==================================================================

*     Annualized.
** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.
++ FAM fully reimbursed the Trust for a loss on a transaction not meeting the Trust's investment guidelines, which had no impact on total return.

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        31

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                       Master Small Cap Value Trust

1. Significant Accounting Policies:

Master Small Cap Value Trust, (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of the Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available ask price. Trust securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Trust employs certain pricing services to provide securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


32      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Notes to Financial Statements (continued)           Master Small Cap Value Trust

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write put and covered call options and purchase put and call options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Trust may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Income taxes -- The Trust is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        33

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)           Master Small Cap Value Trust

(e) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within three business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Custodian bank -- The Trust recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .50% of the Trust's average net assets not exceeding $1 billion, .475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of $1.5 billion.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of March 31, 2004, the Trust lent securities with a value of $92,066 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended March 31, 2004, MLIM, LLC received $177,693 in securities lending agent fees.

In addition, MLPF&S received $919,791 in commissions on the execution of portfolio security transactions for the Trust for the year ended March 31, 2004.

For the year ended March 31, 2004, the Trust reimbursed FAM $51,974 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2004 were $2,131,389,339 and $2,013,798,244, respectively.


34      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Notes to Financial Statements (concluded)           Master Small Cap Value Trust

Net realized gains for the year ended March 31, 2004 and net unrealized gains as of March 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                  Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ..............          $248,569,142          $443,795,984
                                              ----------------------------------
Total ..............................          $248,569,142          $443,795,984
                                              ==================================

As of March 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $428,581,837, of which $541,543,035 related to appreciated securities and $112,961,198 related to depreciated securities. At March 31, 2004, the aggregate cost of investments for Federal income tax purposes was $2,934,932,111.

4. Short-Term Borrowings:

The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the year ended March 31, 2004.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        35

[LOGO] Merrill Lynch Investment Managers

Independent Auditors' Report                        Master Small Cap Value Trust

To the Investor and Board of Trustees of Master Small Cap Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Small Cap Value Trust as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Value Trust as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 14, 2004


36      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Officers and Directors/Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds      None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset  Management, L.P.            160 Portfolios
            08543-9011     Director/    and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63        Trustee      1997 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                 Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data
                                                 Services, Inc. since 1985.

            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal, or death, or until
              December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
              Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  General Partner of The Burton Partnership, Limited    23 Funds       ITC Delta-
Burton      Princeton, NJ  Trustee      present  Partnership since 1979; Managing General Partner      36 Portfolios  Com, Inc.,
            08543-9095                           of the South Atlantic Venture Funds, Limited                         ITC Financial
            Age: 60                              Partnerships since 1983; Member of the Investment                    Services,
                                                 Advisory Council of the Florida State Board of                       Knology, Inc.,
                                                 Administration since 2001.                                           PriCare, Inc.,
                                                                                                                      Symbion, Inc.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Director/    1981 to  James R. Williston Professor of Investment            24 Funds       Cambridge
Crum        Princeton, NJ  Trustee      present  Management Emeritus, Harvard Business                 37 Portfolios  Bancorp
            08543-9095                           School since 1996; Chairman and Director of
            Age: 71                              Phaeton International, Ltd. from 1985 to present;
                                                 Director of Cambridge Bancorp since 1969.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director/    1999 to  Professor of Finance and Economics, Graduate          23 Funds       None
Simon       Princeton, NJ  Trustee      present  School of Business, Columbia University since         36 Portfolios
Hodrick     08543-9095                           1998; Associate Professor of Finance and
            Age: 41                              Economics, Graduate School of Business,
                                                 Columbia University from 1996 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments since 1993         23 Funds       None
Walsh       Princeton, NJ  Trustee      present  and employed in various capacities therewith from     36 Portfolios
            08543-9095                           1971 to 1992; Director, the National Audubon
            Age: 62                              Society since 2000; Director of the American Museum
                                                 of Fly Fishing since 1998.
------------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        37

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    1998 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss       Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Devel-       36 Portfolios   Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       ceuticals,
            Age: 62                              Director of BTG International, PLC since 2001;                        Inc.
                                                 Director of KIMC Investments, Inc. since 2003;
                                                 Director of Osmotica Holding Corp. AVV since 2003.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Robin       P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2002; Director (Equities) of MLIM from 1999 to
Elise Baum  Princeton, NJ  President    present  2002.
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2000 to  First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000 to
Gillespie   Princeton, NJ               present  2001; Vice President from 1999 to 2000; Attorney associated with MLIM since 1998.
            08543-9011
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


38      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        MARCH 31, 2004        39

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Small Cap Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10253 -- 3/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees

         Master Small Cap Value Trust:        Fiscal Year Ending March 31, 2004
                                              - $38,000
                                              Fiscal Year Ending March 31, 2003
                                              - $50,950

         Merrill Lynch Small Cap Value Fund:  Fiscal Year Ending March 31, 2004
                                              - $11,400
                                              Fiscal Year Ending March 31, 2003
                                              - $17,150

         (b) Audit-Related Fees

         Master Small Cap Value Trust:        Fiscal Year Ending March 31, 2004
                                              - $0
                                              Fiscal Year Ending March 31, 2003
                                              - $0

         Merrill Lynch Small Cap Value Fund:  Fiscal Year Ending March 31, 2004
                                              - $0
                                              Fiscal Year Ending March 31, 2003
                                              - $8,250

         The 2003 audit-related fees included procedures performed in relation to a fund merger.

         (c) Tax Fees

         Master Small Cap Value Trust:        Fiscal Year Ending March 31, 2004
                                              - $0
                                              Fiscal Year Ending March 31, 2003
                                              - $7,900

         The nature of the services include tax compliance, tax advice and tax planning.

         Merrill Lynch Small Cap Value Fund:  Fiscal Year Ending March 31, 2004
                                              - $5,800
                                              Fiscal Year Ending March 31, 2003
                                              - $5,400

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees

         Master Small Cap Value Trust:        Fiscal Year Ending March 31, 2004
                                              - $0
                                              Fiscal Year Ending March 31, 2003
                                              - $0

         Merrill Lynch Small Cap Value Fund:  Fiscal Year Ending March 31, 2004
                                              - $0
                                              Fiscal Year Ending March 31, 2003
                                              - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g)

         Master Small Cap Value Trust:        Fiscal Year Ending March 31, 2004
                                              - $16,708,160
                                              Fiscal Year Ending March 31, 2003
                                              - $17,378,427

         Master Small Cap Value Trust:        Fiscal Year Ending March 31, 2004
                                              - $16,708,160
                                              Fiscal Year Ending March 31, 2003
                                              - $17,378,427

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Merrill Lynch Small Cap Value Fund, Inc. and Master Small Cap Value Trust


      By: /s/ Terry K. Glenn
          ------------------------
          Terry K. Glenn,
          President of
          Merrill Lynch Small Cap Value Fund, Inc. and Master Small Cap Value Trust

      Date: May 21, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          ------------------------
          Terry K. Glenn,
          President of
          Merrill Lynch Small Cap Value Fund, Inc. and Master Small Cap Value Trust

      Date: May 21, 2004


      By: /s/ Donald C. Burke
          ------------------------
          Donald C. Burke,
          Chief Financial Officer of
          Merrill Lynch Small Cap Value Fund, Inc. and Master Small Cap Value Trust

      Date: May 21, 2004